UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2015

American Realty Capital Daily Net Asset Value Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-169821	27-3441614
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

See Item 8.01 below, which is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 8.01 below, which is incorporated by reference herein.

Item 8.01 Other Events

Plan of Liquidation

On July 30, 2015, the Board of Directors of American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”) approved a Plan of Liquidation (the “Plan”) to sell all or substantially all of the assets of Company and its operating partnership, American Realty Capital Operating Partnership II, L.P and to liquidate and dissolve the Company and the OP. Implementation of the Plan is contingent upon stockholder approval. On August 5, 2015, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Suspension of Monthly Distributions

On July 30, 2015, the Board of Directors suspended the monthly distributions effective as of July 31, 2015. The final payment of distributions occurred on August 3, 2015 in connection with the Company’s July distribution.

Notice of Suspension of Distribution Reinvestment Program

In connection with the Plan, the Company hereby provides notice to its stockholders that, pursuant to the terms of the Company’s Distribution Reinvestment Plan (the “DRIP”), the Board approved the suspension of the DRIP, effective on July 31, 2015, subject to any notice requirements contained therein. The final issuance of shares of common stock pursuant to the DRIP occurred on August 3, 2015 in connection with the Company’s July distribution.

Notice of Termination of Share Repurchase Program

In connection with the Plan, on July 30, 2015, the Board of Directors approved the termination of the Company’s Share Repurchase Program (“SRP”). The Company has processed all of the requests properly submitted under the SRP to date and will not process further requests.

Notice of Termination of Employee and Director Incentive Restricted Share Plan

In connection with the Plan, the Board of Directors approved the termination of the Company’s Employee and Director Incentive Restricted Share Plan (the “RSP”), effective on July 30, 2015. As of July 30, 2015, the Company had approximately 18,600 shares of unvested restricted stock outstanding issued to independent directors under the RSP, which fully vested upon termination of the RSP.

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Notice of Termination of Stock Option Plan

In connection with the Plan, the Board of Directors approved the termination of the Company’s 2011 Stock Option Plan (the “SOP”), effective on July 30, 2015. No stock options were ever issued under the Company’s SOP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 5, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

Date: August 5, 2015	By:	/s/ William M. Kahane
William M. Kahane
Chief Executive Officer and Chairman of the Board of Directors

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